                                                                   EXHIBIT 10.65

                            BRASSIE GOLF CORPORATION

David Bodner/Murray Huberfeld Partnership ("BH")

Congregation Ahavas Tzdokoh v'Chsed ("CA")

Rita Folger ("RF)

Gentlemen:

4. You (collectively, the "Holders") have reviewed the filings which Brassie Golf Corporation (the "Company")has made with the Securities Exchange Commission during the past 12 months. The Company represents and warranties to the Holders that all such filings are correct and accurate in all material respects and in all material respects state all facts necessary to make such filings not misleading. Holders have had the opportunity to discuss the Company's affairs with the Company's officers.

5. Holders have purchased from third parties Debentures of the Company in the form of Exhibit 1 and in the aggregate principal amount and accrued interest of not less than $2,449,000. BH, CA and RF respectively purchased 75.6097%, 19.5121% and 4.8780% of the Debentures.

6. In order to induce Holders not to seek immediate collection of the Debentures and for other good and valuable consideration, the Company hereby agrees to issue to each Holder, in exchange for such Holder's interest in the Old Debentures, (i) a debenture in the form of Exhibit 2 and in the principal amount set forth opposite such Holder's name below (collectively, the "Notes'),
(ii) the number of restricted shares of company stock set forth opposite such Holder's name below (the "Shares"), (iii) warrants in the form of Exhibit 3 to purchase that number of shares of common stock of the Company which is set forth opposite such Holder's name below at an exercise price of $0.17 per share (the "A Warrants"), and (iv) warrants in the form of Exhibit 4 to purchase that number of shares of common stock of the Company which is set forth opposite such Holder's name below at an exercise price of $0.34 per share (the "B Warrants"). The A Warrants and the B Warrants are hereinafter sometimes collectively referred to as the "Warrants").

                       Holder              Number of     Principal       Number of       Number of
                                           shares        Amount of       A Warrants      B Warrants
                                          (Restricted)   Notes
Bodner/Huberfeld Partnership                1,249,170     $ 1,851,681      11,385,929       11,385,929

Congregation Ahavas Tzodokoh v'Chesed         322,367     $ 2,810,888       2,938,288        2,938,288

Rita Folger                                    80,591     $   119,462         716,917          716,917
                                            ---------     ------------     -----------      ----------
                                            1,652,128     $14,405,882      15,041,134       15,041,134
                                            =========     ===========      ==========       ==========

4.       Rule 144.

         (a) The Company confirms that the Old Debentures were issued no later than March 31, 1996 to non-affiliates of the Company, and that Holders will be entitled to tack the holding period of the prior holder to each Holder's holding period under Holder's Shares, Notes, Warrants and shares issuable on conversion of the Notes or on cashless exercise of the Warrants.

         (b) It is the opinion of Company's counsel, a copy of which is attached as Exhibit 4, that the Shares, and whenever any Note or Warrant is converted, the shares issuable on such conversion, will be deemed to have been held for at least one year for the purposes of the holding period requirements of Rule 144.

         (c) The Company will at all times satisfy the current public information requirements of Rule 144.

5.       Registration.

         (a) The Company will file, on or before the 90th day after the date hereof (the date hereof being referred to herein as the "Completion Date") a registration statement (the "Registration Statement") for the public sale by Holders of the shares which are issuable on conversion of the Notes and on exercise of the Warrants (including any such securities which may then or thereafter be issued on exercise of the Option. The shares to be covered by the Registration Statement are collectively referred to as the "registered shares."

         (b) The Company shall use its best efforts to cause the Registration Statement to become effective not later than 60 days after the date of filing, and to remain effective for three years. The registration shall be accompanied by blue sky clearances in such states as Holders may reasonably request.

         (c) The Company shall pay all expenses of the registration hereunder, other than Holder's underwriting discounts.

         (d) The Company shall supply to Holders a reasonable number of copies of all registration materials and prospectuses. The Company and Holders shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type. The Holders shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.

         (e) Holders may transfer a proportionate part of their registration rights to a limited number of permitted transferees of the Notes or portions thereof.

6.       Securities Representations.

         (a) Each Holder represents and warrants that it is purchasing the Old Debentures from current holders thereof, and it will exchange the Old Debentures for Notes and other securities issuable hereunder (collectively, including the shares issuable on conversion of the Notes and on exercise of the Warrants, the "Securities"), solely for investment solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the Registration Statement.

         (b) Each Holder understands that it may sell or otherwise transfer the Securities only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Holders shall have received the favorable opinion of counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Holder realizes that the Securities are not a liquid investment.

         (c) No Holder has relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities
                  Act) in evaluating the risks and merits of this investment. Each Holder has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

         (d) Each Holder represents and warrants that such Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; each Holder acknowledges that such Holder is able to bear the economic risk of losing such Holder's entire investment in the shares and understands that an investment in the Company involves substantial risks; such Holder has the power and authority to enter into this agreement and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to such Holder; and such Holder has invested in previous transactions involving restricted securities.

7. Legal Fees. Concurrently herewith, the Company will pay a $27,000 fee to Oscar D. Folger as counsel to certain of the Holders.

8. Nature of Obligations. The obligations of each Holder hereunder are several and not joint, and no Holder makes any representation or warranty as to any other Holder.

9.       Miscellaneous.

         This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement shall be governed by, and construed in accordance with, the laws of Florida. The federal and state courts sitting in the City of Tampa shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

         All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one day after properly sent by Federal Express, addressed to the respective parties at their address set forth in this Agreement or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by Federal Express, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.


         Dated:  11/18/97
                -----------------------

         HOLDERS:

Bodner/Huberfeld Partnership

By:
     /s/ ?
    -----------------------------------

Congregation Ahavas Tzdokoh v'Chesed

By:  /s/ ?
    -----------------------------------
    /s/ Rita Folger
---------------------------------------


Rita Folger



AGREED:

BRASSIE GOLF CORPORATION

By:  /s/ ?
    -----------------------------------
     Chairman & CEO

                                                                       EXHIBIT 2


         THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS NOTE AND/OR THE COMMON STOCK ISSUABLE UPON CONVERSION THEREOF, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BRASSIE GOLF CORPORATION, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

         $119,462
         --------

                                CONVERTIBLE NOTE

                                  (the "Note")

                            BRASSIE GOLF CORPORATION

         BRASSIE GOLF CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), hereby promises to pay to the order of Rita Folger (hereinafter the "Holder") the principal sum of $119,462 on December 31, 1998. This Note shall accrue interest at the rate of 5% per annum, payable on the first day of each calendar quarter commencing March 1, 1998 and on maturity.

         This Note is being issued under an Agreement between the Company and the Holder (the "Subscription Agreement"). The term "Registration Statement" shall have the meaning attributed thereto in the Subscription Agreement and the term "Effective Date" means the date on which the Registration Statement shall be declared to be effective. "Completion Date" shall have the meaning ascribed thereto in the Subscription Agreement.

4.       Conversion Rights.

         (a) The principal and accrued interest on this Note is convertible by Holder from time to time commencing immediately, in whole or in part, into shares of common stork of the Company "Common Stock") at the lesser (the "Conversion Price") of $.17 per share (the "Cap") or 70% of the average closing bid price (the "Average Price") of the Common Stock during the last five trading days prior to conversion.

         (b) In the event that the Holder elects to exercise its conversion rights hereunder, such conversion shall be effective when Holder shall give to the Company written notice of such election (which may be effected by facsimile). Holder shall thereafter promptly surrender this Note to the Company for cancellation against payment of interest accrued through the date of conversion. The Company shall within five business days after conversion deliver to Holder a certificate for the Common Stock acquired by Holder upon such conversion.

         (c) If the Effective Date has not occurred by the 121st day after the Completion Date, then, in addition to the Holder's other remedies:

                  (i) the interest rate under the Note shall be increased to 18% per annum (or, if less, the highest rate permitted by law) until the Effective Date, and

                  (ii) at Holder's option, the Note shall not be repaid by the Company and shall remain convertible and accrue interest, until such date as is designated by Holder but not later than 180 days after the Effective Date.

         (d) If the Effective Date has not occurred by the 180th day after the Completion Date, then, in addition to the Holder's other remedies, the interest rate under the Note shall be further increased to 24% per annum (or, if less, the highest rate permitted by law) until the Effective Date.

         (e) The Company shall reserve for issuance on conversion and exercise of this Note and the Warrant (as defined in the Subscription Agreement) sufficient shares of Common Stock. The Company shall use its best efforts promptly to list on NASDAQ all shares of Common Stock which are issued upon conversion of this Note.

         (f) The Note shall be convertible at any time only to the extent that Holder would not as a result of such exercise beneficially own more that 4.99% of the then outstanding Common Stock. Beneficial ownership shall be defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. The opinion of counsel to Holder shall prevail in the event of any dispute on the calculation of Holder's beneficial ownership.

         (g) If any capital reorganization or reclassification of the common stock, or consolidation, or merger of the Company with or into another corporation, or the sale or conveyance of all or substantially all of its assets to another corporation shall be effected, then, as a condition precedent of such reorganization or sale, the following provision shall be made:
                  The Holder of the Note shall from and after the date of such reorganization or sale have the right to receive (in lieu of the shares of common stock of the Company immediately theretofore receivable with respect to the Note, upon the exercise of conversion rights), such shares of stock, securities or assets as would have been issued or payable with respect to or in exchange for the number of outstanding shares of such common stock immediately theretofore receivable with respect to the Note (assuming the Note were then convertible). In any such case, appropriate provision shall be made with respect to the rights and interests of the Holders to the end that such conversion rights (including, without limitation, provisions for appropriate adjustments) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.

5. Redemption Rights. In the event that the Holder proposes to convert all or any portion of the principal or interest of this Note at a conversion price of less than $.05, the Company shall at its option be entitled to redeem all or any portion of the Note proposed to be converted. Such option shall be exercisable by paying to the Holder, within three business days after the date of such proposed conversion, cash equal to the sum of 125% of the amount of principal and interest proposed to be converted, plus any accrued interest which is not proposed to be converted.

6. The Company covenants and agrees that all shares of Common Stock which may be issued upon conversion of this Note will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof.

7. Purchase for Investment. The Holder, by acceptance hereof, acknowledges that the Note (and the Common Stock into which the Note is convertible) has not been registered under the Act, covenants and agrees with the Company that such Holder is taking and holding this Note (and the Common Stock into which the Note is convertible) for investment purposes and not with a view to, or for sale in connection with, a distribution thereof and that this Note (and the Common Stock into which the Note is convertible) may not be assigned, hypothecated or otherwise disposed of in the absence of an effective registration statement under the Act or an opinion of counsel for the Holder, which counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is in compliance with the Act, and represents and warrants that such Holder is an "accredited investor" that such Holder has, or with its representative has, such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks in respect of this Note (and the Common Stock into which the Note is convertible) and is able to bear the economic risk of such investment.

8. Certain Payments. In the event the Company breaches its obligation to deliver certificates for Common Stock under this Note upon conversion, or if the Company breaches its obligation to pay redemption amounts when due, then without limiting Holder's other rights and remedies (including, without limitation, rights and remedies available to Holder upon an event of default), the Company shall forthwith pay to the Holder an amount accruing at the rate of $1,000 per day for each day of such breach for each $100,000 principal amount of this Note, with pro rata payments for principal amounts of less than $100,000.

9.       Events of Default and Acceleration of the Note.

         (a) An "event of default" with respect to this Note shall exist if any of the following shall occur, if:

                  (i) The Company shall breach or fail to comply with any provision of this Note and such breach or failure shall continue for 15 days after written notice by any Holder of any Note to the Company.

                  (ii) A receiver, liquidator or trustee of the Company or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than 15 days; or the company shall be adjudicated bankrupt or insolvent; or a substantial part of the property of the Company shall be sequestered by court order and such order shall remain in effect for more than 15 days; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 45 days after such filing.

                  (iii) The Company shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or shall consent to the filing of any petition against it under any such law.

                  (iv) The Company shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of the Company, or of all or any substantial part of its properties.

         (b) If an event of default referred to in clause (i) shall occur, the Holder may, in addition to such Holder's other remedies, by written notice to the Company, declare the principal amount of this Note, together with all interest accrued thereon, to be due and payable immediately. Upon any such declaration, such amount shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the Subscription Agreement. If an event of default referred to in clauses (ii), (iii) or
                  (iv) shall occur, the principal amount of this Note, together with all interest accrued thereon, shall become immediately due and payable and the Holder shall have all such rights and remedies provided for under the terms of this Note and the Subscription Agreement.

10.      Miscellaneous.

         (a) All notices and other communications required or permitted to be given hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telegram, by facsimile, recognized overnight mail carrier, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Holder, to such address as such Holder shall furnish to the Company in accordance with this Section, or (b) if to the Company, to it at its headquarters office, or to such other address as the Company shall furnish to the Holder in accordance with this Section.

         (b) This Note shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such state.

         (c) The Company waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand.

         (d) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.

         (e) The waiver of any event of default or the failure of the Holder to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent event of default or of the Holder's right to exercise that or any other right or remedy to which the Holder is entitled.

         (f) The Holder of this Note shall be entitled to recover its legal and other costs of collecting on this Note, and such costs shall be deemed added to the principal amount of this Note.

                  In addition to all other remedies to which the Holder may be entitled hereunder, Holder shall also be entitled to decrees of specific performance without posting bond or other security.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed on the date set forth below.


Dated:          11/18/97
       --------------------------------


BRASSIE GOLF CORPORATION

By:  /s/ ?
    -----------------------------------

                                                                Exhibits 3 and 4

         Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1913. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                            BRASSIE GOLF CORPORATION

                                     WARRANT

         DATED: 11/18/97

         Number of Shares: 716,917 .17 cents

         Holder:  Rita Folger

         Address:

         ------------------------------

THIS CERTIFIES THAT the Holder is entitled to purchase from BRASSIE GOLF CORPORATION, a Delaware corporation (hereinafter called the "Company"), the number of shares of the Company's common stock ("Common Stock") set forth above, at an exercise price equal to the lesser (the "Conversion Price") of [Exhibit 3:
$0.17][Exhibit 4: $0.34] per share (the "Cap") or 70% of the average closing bid price (the "Average Price") of the Common Stock during the last five trading days prior to exercise.

4. All rights granted under this Warrant shall expire on the third anniversary of the date of issuance of this Warrant.

5. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shares of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) on the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased form the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

6. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shares of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) on the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased from the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

7. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shares of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) an the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased from the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

8. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shams of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) on the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased form the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

9.

10. Notwithstanding anything to the contrary contained herein, Holder shall not have the right to exercise this Warrant so long as and to the extent that at the time of such exercise, such exercise would cause the Holder then to be the "beneficial owner' of five percent (5%) or more of the Company's then outstanding Common Stock. For purposes hereof, the term "beneficial owner" shall have the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of 1934. The opinion of legal counsel to Holder, in form and substance satisfactory to the Company and the Company's counsel, shall prevail in all matters relating to the amount of Holder's beneficial ownership.

11. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company his received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.

12. The holder of this warrant is entitled to certain registration rights under an Agreement dated 11/18/97 (the "Subscription Agreement").

13. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above, and
(iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement Warrants shall bear the same legend as is borne by this Warrant.

14. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

15. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

16. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

17. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warranty adjusted accordingly.

18. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

19. The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding five business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

20. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware. The federal and state courts in the city of __________ shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances as well as other remedies.

         IN WITNESS WHEREOF, Brassie Golf Corporation has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated as of the date set forth above.

         BRASSIE GOLF CORPORATION

         By:  /s/ ?
             --------------------------

                                                                       Exhibit 4

                               Opinion of Counsel


                                    Omitted

                                                                Exhibits 3 and 4

         Neither this Warrant nor the shares of Common Stock issuable on exercise of this Warrant have been registered under the Securities Act of 1913. None of such securities may be transferred in the absence of registration under such Act or an opinion of counsel to the effect that such registration is not required.

                            BRASSIE GOLF CORPORATION

                                     WARRANT

         DATED:  11/18/97

         Number of Shares:  716,917 .34 cents

         Holder:  Rita Folger

         Address:

         ------------------------------

THIS CERTIFIES THAT the Holder is entitled to purchase from BRASSIE GOLF CORPORATION, a Delaware corporation (hereinafter called the "Company"), the number of shares of the Company's common stock ("Common Stock") set forth above, at an exercise price equal to the lesser (the "Conversion Price") of [Exhibit 3:
$0.17][Exhibit 4: $0.34] per share (the "Cap") or 70% of the average closing bid price (the "Average Price") of the Common Stock during the last five trading days prior to exercise.

4. All rights granted under this Warrant shall expire on the third anniversary of the date of issuance of this Warrant.

5. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shares of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) on the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased form the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

6. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shares of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) on the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased from the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

7. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shares of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) an the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased from the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

8. In lieu of the exercise of any portion of this Warrant as provided in the foregoing sentence, this Warrant may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to:

         (a) the product of (a) the number of shams of Common Stock then issuable upon the exercise of this Warrant and (b) the excess, of any, of (i) the Market Price Per Share (as determined below) on the date of conversion over (ii) the exercise price, divided by

         (b)      the Market Price Per Share on the date of conversion.

         The term "Market Price Per Share" on any date shall mean the closing price per share of Company's Common Stock for the trading day immediately preceding such date, or, if there is no trading price, the highest price theretofore paid by any person for shares theretofore purchased form the Company. This Warrant may also be converted in part into a pro rata number of shares of Common Stock.

9.

10. Notwithstanding anything to the contrary contained herein, Holder shall not have the right to exercise this Warrant so long as and to the extent that at the time of such exercise, such exercise would cause the Holder then to be the "beneficial owner' of five percent (5%) or more of the Company's then outstanding Common Stock. For purposes hereof, the term "beneficial owner" shall have the meaning ascribed to it in Section 13(d) of the Securities Exchange Act of 1934. The opinion of legal counsel to Holder, in form and substance satisfactory to the Company and the Company's counsel, shall prevail in all matters relating to the amount of Holder's beneficial ownership.

11. This Warrant and the Common Stock issuable on exercise of this Warrant (the "Underlying Shares") may be transferred, sold, assigned or hypothecated, only if registered by the Company under the Securities Act of 1933 (the "Act") or if the Company his received from counsel to the Company a written opinion to the effect that registration of the Warrant or the Underlying Shares is not necessary in connection with such transfer, sale, assignment or hypothecation. The Warrant and the Underlying Shares shall be appropriately legended to reflect this restriction and stop transfer instructions shall apply. The Holder shall through its counsel provide such information as is reasonably necessary in connection with such opinion.

12. The holder of this warrant is entitled to certain registration rights under an Agreement dated 11/18/97 (the "Subscription Agreement").

13. Any permitted assignment of this Warrant shall be effected by the Holder by (i) executing the form of assignment at the end hereof, (ii) surrendering the Warrant for cancellation at the office of the Company, accompanied by the opinion of counsel to the Company referred to above, and
(iii) unless in connection with an effective registration statement which covers the sale of this Warrant and or the shares underlying the Warrant, delivery to the Company of a statement by the transferee (in a form acceptable to the Company and its counsel) that such Warrant is being acquired by the Holder for investment and not with a view to its distribution or resale; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) new Warrants representing in the aggregate rights to purchase the same number of Shares as are purchasable under the Warrant surrendered. Such Warrants shall be exercisable immediately upon any such assignment of the number of Warrants assigned. The transferor will pay all relevant transfer taxes. Replacement Warrants shall bear the same legend as is borne by this Warrant.

14. The term "Holder" should be deemed to include any permitted record transferee of this Warrant.

15. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of this Warrant and all other Warrants.

16. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

17. In the event that as a result of reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, the shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation, then appropriate adjustments in the number and kind of such securities then subject to this Warrant shall be made effective as of the date of such occurrence so that the position of the Holder upon exercise will be the same as it would have been had it owned immediately prior to the occurrence of such events the Common Stock subject to this Warrant. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify the Holder of the Warrant of each such adjustment. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this Warranty adjusted accordingly.

18. The rights represented by this Warrant may be exercised at any time within the period above specified by (i) surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) unless in connection with an effective registration statement which covers the sale of the shares underlying the Warrant, the delivery to the company of a statement by the Holder (in a form acceptable to the Company and its counsel) that such Shares are being acquired by the Holder for investment and not with a view to their distribution or resale.

19. The certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time, not exceeding five business days after all requisite documentation has been provided, after the rights represented by this Warrant shall have been so exercised, and shall bear a restrictive legend with respect to any applicable securities laws.

20. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware. The federal and state courts in the city of __________ shall have exclusive jurisdiction over this instrument and the enforcement thereof. Service of process shall be effective if by certified mail, return receipt requested. All notices shall be in writing and shall be deemed given upon receipt by the party to whom addressed. This instrument shall be enforceable by decrees of specific performances as well as other remedies.

         IN WITNESS WHEREOF, Brassie Golf Corporation has caused this Warrant to be signed by its duly authorized officers under its corporate seal, and to be dated as of the date set forth above.

         BRASSIE GOLF CORPORATION

         By:  /s/ ?
             --------------------------

                                                                       Exhibit 4

                               Opinion of Counsel

                                    Omitted